WGT CONSULTANTS LTD.
1016 - 470 Granville Street
Vancouver, B.C. V6C 1V5
Canada
604-317-8161

May 25, 2005

Konigsberg Explorations Inc.
c/o Northwest Law Group
180 - 1055 West Georgia Street
Vancouver, B.C.
V6E 3P3

Gentlemen:

Nanaimo Lakes Property
Progress Report

Please be advised that Phase I of the recommended exploration program in my report dated November 20, 2004 has now been completed.

Two additional mineral claims (see Claim Map attached) adjoining the Nanaimo Lakes I and 2 claims on the north were staked and recorded as the Moly 1 and Moly 2 claims. Tenure numbers 416622 and 416623 expiring November 29, 2005. The two new claims total an additional 100 acres and cover the reported molybdenum showing. The claims will expire on November 29, 2005.

Relocation of showings on the Nanaimo Lakes 1 and 2 claims proved difficult due to thick new growth of vegetation and underbrush; however one pit containing a strong quartz vein some six feet in width was found (see photos). The vein strikes to the northwest and dips vertically. Five samples were collected from the vein structure as listed below.

Konigsberg Explorations Inc
May 25, 2005

Sample No	Type	Copper %	Au Oz/ton

NL 1	Grab	0.19	<0.06
NL 2	Grab	0.04	<0.06
NL 3	Grab	0.19	<0.06
NL 4	Grab	0.01	<0.06
NL 5	Grab	Trace	<0.06

The quartz vein structure intrudes Upper triassic Vancouver Group basaltic rocks.

Initial exploration has indicated the presence of copper and low gold values with minor silver credits. It is recommended that additional prospecting be carried out in order to locate the other known reported showing on the Nanaimo Lakes claims, as well as further trenching and sampling of the quartz vein structure along strike as part of the Phase II recommended program in my report of November 20, 2004.

Respectfully submitted,

William G. Timmins, P.Eng.

WGT: hc

Attachments:	Claim Map Photographs (2 pages) Assay Certificate

N
412000E
413000E
414000E
415000E
6440000N
6439000N
6438000N
416622
416623
Moly Showing
414835
Nanaimo Lakes Showing
414834
5 GRAB SAMPLES
NL 1-5 inclusive
Nanaimo
Lakes
SCALE
0 Metres 500
900
800
700
600
500
400
300
200

KONIGSBERG EXPLORATIONS INC.

NANAIMO LAKES PROPERTY

NANAIMO MINING DIVISION

CLAIM MAP

SCALE: As Shown	DATE: June, 2005	FIGURE: 2